[KRAMER LEVIN PARTNER LETTERHEAD]




                                                                   March 1, 1999



The California Muni Fund
67 Wall Street
New York, New York   10005

                  Re:   Registration No. 2-82143

Gentlemen:

         We hereby consent to the reference to our firm as counsel in Post-Effective Amendment No. 16 to Registration Statement No. 2-82143.

                                       Very truly yours,


                                       /s/ Kramer Levin Naftalis & Frankel LLP














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